UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

Marketfield Fund

Annual Report

December 31, 2010

Investment Adviser

Marketfield Asset Management, LLC
292 Madison Avenue
14th Floor
New York, New York 10017
www.marketfield.com

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	9

INVESTMENT HIGHLIGHTS	10

SCHEDULE OF INVESTMENTS	12

SCHEDULE OF SECURITIES SOLD SHORT	16

STATEMENT OF ASSETS AND LIABILITIES	17

STATEMENT OF OPERATIONS	18

STATEMENT OF CHANGES IN NET ASSETS	19

FINANCIAL HIGHLIGHTS	20

NOTES TO FINANCIAL STATEMENTS	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	30

ADDITIONAL INFORMATION	33

Dear Shareholders,

Year two of the current bull market in profits and business values ended with little fanfare and an investment community in the throes of a colossal misallocation of capital.  In the aftermath of the worst decade for domestic equity investors in more than a century and a unique, once in a generation seizure in global capital markets, direct participation in the profits of publicly listed businesses has become the ugly stepchild of contemporary investment practice.

The received wisdom within the community of professional asset allocators and advisors has crystallized within the United States around a core tenet of “ABS” (anything but stocks).  The poor recent history of domestic equity returns plays a large part in the aversive posture among academic, professional and civilian investors.  Many important U.S. stocks have yet to return to their highs of 1997.  Others, reinvigorated during the growth and technology frenzy (fueled by the Fed’s ease in response to the failure of Long-Term Capital Management and the threat of Y2K) reached historic highs in 1999-2000.  Most of the leaders from that era have yet to revisit their twentieth century highs. The interval since is not too dissimilar from that following the speculative stock peak in 1968 (and the subsequent, selective rally into 1972) to the beginning of the secular bull market in 1981-1982.

The 1981-1982 period is particularly illustrative as an example of widespread institutional misallocation and a parallel misapprehension of long term macroeconomic prospects similar in scope to what we see today.  The early 1980s marked the end of more than a decade of accelerating inflation, rising interest rates and declining equity multiples.  Bonds were in the final, climactic phase of a 39 year bear market.  Accepted investment theory had come round to declaring these trends intractable.  It was widely accepted that portfolios had to be structured in a way that eliminated all interest rate sensitivity and bond duration.  The most popular commentators on Wall Street had long term inflation and interest rate targets that were, in their own words, “spectacularly higher.”  Energy related equities accounted for about a third of the S&P 500, and money flowed to managers who were heavily overweight that sector.

Pension funds, endowments and public sector investment pools managed to nearly eliminate any exposure to bonds and interest sensitive equities.  Businesses that relied on commodity inputs and those that produced consumer goods were also exiled from most portfolios.  “Alternative” investments included direct interests in oil and gas properties, railcars, barges, pipelines, mineral leases and commercial real estate in the oil patch.

With all the benefit of hindsight, it is easy to see that allocations and exposures to macroeconomic factors were exactly 180 degrees out of phase.  Thirty years later, we seemed to have reached an opposite extreme in conception, with equally inappropriate exposures among the majority of investors.

The current secular, macroeconomic fear is not inflation, but rather the lack thereof.  This concern extends right to the boardroom of the Federal Reserve and has become a primary driver of policy.  After decades of declining inflation and a brush with a systemic credit deflation in 2008 (defused only by the Fed’s prompt balance sheet response), extremely low nominal growth rates and meager equity returns are presumed to constitute a new, long term base case for which investors must prepare.  And prepared they are.

The current fashion in sophisticated asset allocation highlights “alternatives,” or, more precisely, “alternatives to U.S. stocks.”  Hedge funds, private equity, commodities, real estate, gold, infrastructure, timberland and many other investment media have drawn the bulk of allocations among professional investors.  Individuals have followed suit, with a particular emphasis on fixed income assets, which have enjoyed inflows of hundreds of billions of dollars during the past two years despite microscopic yields.

Recent return histories among these various asset types have been a powerful driving force behind current asset allocations.  This is, however, nothing new.  Investment fashions follow performance trends.  Always and everywhere.  Every fashionable extreme in asset allocation does, however, have its special theoretical rationale to legitimize the chasing of trend.

In the present case, the panic of 2008 has sealed the academic conflation of volatility and risk.  The idea that the historic dispersion of returns is a reliable guide to the prospect of loss has become, after decades of consideration, a dominant theme in investment theory.  There are specific circumstances under which the analysis of volatility can be of use to an investor, but as a general guide to risk management and asset allocation it is not only incorrect but dangerous.  We would have guessed that following the experiences of 2003-2008, during which the quest for low volatility induced a good number of hedge funds to craft strategies that virtually eliminated measurable fluctuations while simultaneously building huge, unquantifiable, permanent risks to capital would have demonstrated the fallacy of equating apparent consistency with diminished risk, but this seems not to be the case.

The current objections to stocks as “too volatile” strike us as fancy ways of saying that their quoted prices fluctuate a great deal and, in the past decade, these fluctuations have become more violent, frequent and inclined downwards.  These observations are true, but have very little to do with investing. We would also note that the even higher volatility of emerging market equities and commodities between 2007 and 2010 did little to dampen their popularity as investments.

The erratic behavior of stock prices from second to second and day to day is entirely a function of market structure and has little if anything to do with the underlying business results of the companies whose shares are quoted.  Important and unanticipated fundamental events do provoke big price movements, but these are normally isolated occurrences.  When people lament “stock volatility,” they are addressing the continuous, seemingly random, sharp movements that have become a routine part of every trading day.

There are a host of reasons why public equity markets have become locally volatile.  They include the instantaneous transmission of data to all participants, the demise of market making, regulatory constraints on execution, the popularity of electronic trading systems, the rise of exchange traded funds and diminished tolerance for short term losses.

All of these have everything to do with markets and little if anything to do with actual changes in business or economic conditions.  The anxiety provoking nature of present day equity markets in the wake of the emotional trauma of 2008 has generated a “liquidity risk illusion,” that lies at the core of the current misallocation (mallocation, for short) of investment capital.

Investors have, by confusing the local fluctuations of securities on public markets with real, permanent risks to capital, created a perverse valuation structure wherein they are willing to pay premium prices to own illiquid assets as opposed to comparable, publicly traded, liquid versions.  This is an inversion of the relationship that led to the rise and superior performance of the “endowment model” in the mid 1980s.  At that juncture, illiquid assets were priced at substantial discounts to compensate for the risks inherent in owning something from which there may have been no practical exit.  Prices were sufficiently discounted to create cash flow yields that were hundreds of basis points higher than those available in the publicly traded analogues.  The great insight popularized by David Swenson at Yale, among others, was that a true long term investor, with obligations out across generations, could readily accept the risks of illiquidity and transactional difficulties to harvest the steady premiums on offer.  The valuation discounts and real diversification available in a wide range of alternatives enabled superior performance for about a quarter of a century, up to the point in the middle of the last decade where that approach became fashionable and widely embraced. The underlying assets, once offered at substantial discounts, now commanded premium valuations in response to their conventional popularity.

The parade of institutional and private capital away from liquid, publicly traded domestic equities toward illiquid alternatives has created a host of anomalous valuations across asset classes.  First grade commercial, multi-family and timberland properties are now changing hands at 20-25 times cash flows.  World class U.S. companies with pristine balance sheets and expanding profits are on offer at less than half these valuations.  It is our sense that people are willing to pay over the odds for the former precisely because they are illiquid, do not trade and therefore provide a comforting illusion of stability.  Custodial statements normally quote them at cost.  There are no red arrows flying across the television screen to suggest that your share of a real estate partnership or gas field or private equity fund has lost 5% of its value in the last ten minutes because a staff member at the European Central Bank mentioned that Finland could be the next Iceland.

In a related vein, institutional flows toward hedge funds continue to build in spite of a second consecutive year in which the typical hedge fund has lagged well behind the run of the mill equity mutual fund while continuing to charge three or four times the fee and offering less liquidity and transparency.  This is a far cry from the days when there were few hedge funds and many inefficient and hard to access markets into which they provided the only conduits and could earn consistent, high returns while taking less risk.  With the proliferation of the private investment partnership structure over the past decade, the challenge of selecting the really good ones at the appropriate point in the capital markets cycle is more difficult than picking individual stocks.

Our preference for plain vanilla equity exposure as a strategic portfolio core puts us outside current institutional and academic thought about asset allocation. The concurrent use of short sales in our funds is simply a diversification tool, providing practical and emotional flexibility in face of persistently high equity market correlations.  It does not, however, indicate ambivalence in our judgement about the attractions of passive business ownership in the present environment.  The weightings given to both sides of the portfolio are a result of ground up assessments of opportunities on both sides of the market.  That is a central element of the process by which we approach our unconstrained, asset allocation mandate and translate our more abstract analysis into practical action.  Our current macroeconomic and capital market analyses incline us toward a fair degree of business cycle exposure, and individual business valuations suggest that there is plenty of that exposure available on reasonable terms.

The general reluctance of investors and their advisors to build investment strategies around domestic equities is at once understandable and mystifying.  Poor historical performance up to 2009, heightened short term volatility, the emotional trauma of 2008 and a relentless flow of disturbing, misleading, strident and often hysterical commentary in all media make it easy for managers and their customers to settle on an aversive approach to equities.  In selfish terms, we probably would have raised more money by providing a downbeat assessment of economic and market prospects, telling people what they were inclined to hear and validating their caution.  This might be an effective marketing tactic, but it runs contrary to our stated responsibilities.

We hold ourselves out as fiduciaries with an investment rather than a safekeeping mandate (we would note that the “Prudent Man” standard that guides US fiduciary law was altered to consider taking risk in order to generate a return to be part of acting as a fiduciary as long ago as 1959).  Investment involves the deployment of capital to productive enterprise to share in its output.  For safekeeping, i.e., the avoidance of capital loss in exchange for the acceptance of opportunity loss, there are savings banks on nearly every corner (at least around us) that will not only keep your principal intact but will not charge a fee to do it.

We are not indifferent to the appeal of safety during the rare periods when permanent wealth destruction threatens in every asset type, but retreat is simply a short term tactic that should be used by professional managers to prepare for less extreme, more usual conditions during which we can proceed with the business of investing. In the current cycle credit markets became acceptable destinations for investment capital in November 2008 and equity markets roughly 90 days later. There is simply little excuse for not having participated in a meaningful portion of the subsequent recovery other than having incorrectly analyzed the balance of risk and reward.

Our willingness to downplay the many, real threats that currently contribute to investor anxiety has its basis along a whole range of decision factors.  We will try to discuss several without making the enterprise seem even more complex than it is.

For those who care to consider the problem in theoretical terms, there is the basic precept that wealth in a modern economy derives from the accumulation of capital in private business. Within those businesses, there exist cyclical and structural variances in returns opportunities within different elements of their capital structures.  At present, prospects for real wealth accumulation appear more favorable for equity owners than for creditors.

Western central banks, particularly the Federal Reserve, have clearly committed to policies whereby the short end of the yield curve is going to be suppressed at remarkably low levels for “an extended period.”  This has the practical effect of punishing savers and those holding safe, liquid assets, of which there are trillions of dollars sitting around the world.  The disadvantages being imposed on savers are counterbalanced by advantages being granted (perhaps unintentionally) to the users of short term or variable rate debt capital.  In the current global economy, the vast majority of these advantaged borrowers are large, publicly traded, G-7 companies.  Most of the best ones happen to be domiciled in the United States.  The basis for most of their borrowing is the 3 month interbank rate, currently around 30 basis points.  In the race for real wealth between borrowers and lenders, that rate is akin to a 20 yard head start for the former in a 40 yard race.  The easiest way for members of the investing public to take advantage of that imbalance is to own stocks.

Among the specific and localized factors arguing against our more sanguine regard for developed market stocks, we are regularly confronted with the following, among others:

High unemployment, high underemployment, underwater mortgages, foreclosures in process, functional insolvency in Greece, Ireland, Portugal, California, Illinois, New York, public pension funds, Medicare and Social Security, inflation in China, India, Brazil and Australia, quantitative easing, de-leveraging, Hindenburg omens, Investors’ Intelligence  bulls, AAII bulls, rising rates, overbought markets, lagging volume, record profit margins, Case-Shiller Index declines, Iranian nuclear weapons, oil prices, congressional deadlock, congressional action, deficits, deflation, hyperinflation, the collapse of fiat currencies, social unrest and global warming.

The list is in no way comprehensive, but offers a glimpse of the topics that we are asked to consider on an ongoing basis.  None are peremptorily dismissed in our process.  We think about each of these general influences and indicators in context of their prospective effects on business results, values and the likelihood that they might result in a period of acute, involuntary asset liquidation as happened in 2008.

Without going through the entire worry list, we will address certain of the more popular, macroeconomic issues where consensus thinking is well wide of the mark.  The state of the U.S. consumer is a general heading under which many of the aforementioned macroeconomic worries fall.

Consumption patterns in the United States are in the midst of a long term, secular transition away from overspending on shelter under the mistaken banner of investment.  Owner occupied real estate is not a form of investment, but a consumption expenditure that happened to inflate steadily over the past generation.  With the financial leverage inherent in modern day home ownership, a large scale transfer of absolute and relative wealth to homeowners shaped the financial perception of the whole society.  The harsh lesson of 2006 to today is that houses have no inherent tendency to appreciate any more than cars or other durable consumption goods.

There is no doubt that members of the housing industry will take offense at this assertion, but it is nonetheless true. A general retreat from the investment illusion surrounding owner occupied property is not only beneficial to the individuals coming to that realization but to the wealth creating capability of the society as a whole.  As family budgets are reoriented away from over indulgence in shelter, there is more discretionary capital available for other consumption goods and for real investment in productive capital assets.

The redirection of consumption expenditure away from its largest category, shelter, accounts for the robust performance of non-housing, consumer discretionary companies over the past two years in spite of a near unanimous dislike of these sectors among most professional advisors in early 2009. The actual and prospective repair to family balance sheets is an additional macroeconomic benefit of this process.  The deleveraging of the American consumer, widely cited as a rationale for economic caution is, in actuality, a healthy and ultimately stimulative turn away from an ill- considered over enthusiasm for mortgage debt.

Employment is the second major economic factor cited alongside housing as a rationale for long term caution about domestic growth prospects.  There is no doubt that we have experienced a structural downshift in the availability of blue collar work, particularly in trades related to construction.  We doubt that these jobs will return to the levels of the past decade for at least a generation.  In spite of the travails of less skilled workers, aggregate employment is recovering at a rate that is in line with those of past cycles.  Personal income has held up despite the absence of interest income.  Corporate profits have grown substantially in the face of upheaval in labor markets, demonstrating that business has adjusted to the present, difficult environment.

The relative health of the domestic business sector (and the consequent appeal of equity ownership) is an outgrowth of the severe stress that most businesses experienced during the 2000-2003 downturn.  That contraction followed a spate of corporate overspending and overinvestment, a collapse of Asian demand and commodity prices, an exaggeratedly strong dollar and de-stimulative fiscal conditions.  Domestic businesses were driven to the brink.  They were the epicenter of distress during that downturn.  Housing was in good shape, government was running surpluses, emerging market economies were healing after the upheaval of 1997-1998.  These healthy sectors were positioned to lead the boom that began in 2002.

At present, fortunes have reversed.  U.S. corporations spent years getting their houses in order while real estate and developing market economies were enjoying liquidity festivals.  Corporate performance during the past two years demonstrates the degree to which they are prepared to prosper even in the most difficult macroeconomic and political environments.

As a corollary to these observations, we have warned against using economic indicators as forecasting tools for equity markets.  The macroeconomic environment is an important influence on business results only insofar as there are direct lines of causation between a general economic factor and the operating results of a specific business sector.  “Unemployment is high, ergo sell stocks” is not a line of reasoning that is useful to a portfolio manager.

The confusion of market, economic and business metrics is one of the most common analytic errors that we see now that top down approaches to investing have become fashionable.  Securities markets are not economies.  Economic statistics have little if any value in forecasting or modeling stock prices.  A general understanding of the broad economic processes at work in each cycle (they are different in every one) is an important component in directing a manager’s attention toward areas in which business performance is likely to be unusually good or poor.

In actuality, conditions in the general economy and capital markets, particularly at the height of an economic cycle, are often at odds.  Nominal economic strength draws liquidity away from financial markets towards the real economy.  In the process, interest rates and inflation concerns rise, multiples on equities compress (even though nominal earnings remain high), security issuance balloons and the local central bank is often provoked to tighten. After a period of time this typically leads to sharply lower financial asset prices and later lower levels of economic activity.

Macroeconomic imbalances become critical components of financial markets’ risk only when the economic imbalance has transmuted into an unstable structure within capital markets.  This was the mechanism of transmission in 2005-2008, where clear excesses in leveraged demand for real estate were mirrored by even larger, more leveraged holdings of the toxic debt used to enable the mania.  These holdings were concentrated in large financial institutions and funded in private, short term money markets.  When funding tightened, the whole structure collapsed.  Funding evaporated in every financial market where the offending institutions were involved, including those related to normal commercial activity.  Real economic activity came to a near total halt.

At present, we cannot detect any similarly unstable market structures projecting from the real economic imbalances that remain from the prior cycle.  Those who cite excessive enthusiasm for equities would have a hard time identifying any large scale institutional structures that are heavily margined against U.S. or northern European equities. Government bonds might be another story, but they are normally funded with help from central bankers, most of whom are sufficiently frightened to provide support at the first signs of real instability.

Financial markets and global savings have grown to the point where they have their own set of fundamentals, increasingly independent from traditional economic activity.  This is a large part of the reason that loose central bank policy tends to create asset inflation rather than inflated demand for goods and services.  Causal links do exist between real activity and financial markets, but the first evidence of change normally arises in the latter.  This creates endless frustration for those who cite economic data to rationalize asset allocation decisions and market forecasts.

The economy is important to investors insofar as its status can be analytically distilled into a picture of general business conditions.  This is an important distinction.  The business climate is related to but different from the economic climate.  Broad factors like liquidity, interest rates, credit spreads and exchange rates influence both, but the degree of influence varies widely depending upon the status of each.  This is also the case inside the category of business, where certain large scale, exogenous factors will have very different effects among different businesses.

The distinctions between economic and market conditions accounts for our continuing regard for developed market stocks even in the face of a cautious view of emerging markets.  We are concerned about emerging market securities precisely because many of the local economies are showing signs of overheating.  We expect nominal demand to remain relatively strong even as rates rise and security markets feel the effects.

There is nothing inherently contradictory about holding a cautious view of emerging market capital assets while expecting aggregate nominal demand to remain strong.  At this stage of the cycle, developed market equities are relatively underpopulated and offer the most appealing risk/reward proposition for those wishing to participate in sustained global growth and accelerating recoveries in G-7 economies.

Our current portfolio reflects the views enumerated above.  Our net exposure to equities   is on the order of 65%, with approximately three quarters of those holdings in U.S. stocks.  The remaining positions are divided among Germany, Sweden, Mexico and Japan.

Our thematic emphasis remains cyclical, with more of an emphasis on growth than was the case a year ago.  Defensive holdings are small, as are those in finance.  We have very little involvement with raw materials producers, as we prefer companies able to prosper in an environment where efficiency can continually lower their product prices without harming overall returns on capital.  The natural resource story has become dependent on commodity price appreciation, a great deal of which has already come to pass.  We have always looked to buy resource producers at points in the cycle when their products were trading below the cost of production and capacity was trending down.

Our short positions are focused on emerging markets and developed market financial institutions with significant exposures to EM credit and legacy cost structures that will impair profitability as regulatory strictures limit the range of their more highly compensated employees.

As ever, we are grateful for your support and invite direct inquiry should there be questions about our opinions or their application in the fund.

January 12, 2011
Michael C. Aronstein
President

Performance Review
For the one year period ending December 31, 2010, the performance of the Fund closely matched that of the broad US equity market, rising 14.32% compared to a total return of 15.06% for the S&P 500 Index. It should, however,  be noted that the Fund only traded below its December 31st net asset value on five separate occasions, all between August 24th and August 31st while the S&P 500 Index remained below its value at the start of the year and for a substantial portion of the second and third quarters.

Our positioning for the Fund at the beginning of the year was to stay long a diversified range of US equities while shorting a number of emerging markets at the country level. This worked well in the first quarter and for the months of April and May, but less well for the rest of the summer’s sell off. We were surprised to see the US singled out for economic concerns that we assumed would be more evenly distributed across global equity markets. As a result, our short positions did not effectively hedge our long exposure that was centered in the US and we therefore reconstructed the Fund’s portfolio accordingly. Following the recovery in US economic data in late August, and the coincident decision by the Federal Reserve to launch “QE2” (both of which we had fully anticipated) we felt able to take significantly more market risk in the Fund’s portfolio and concentrated on participating in what turned out to be a strong last four months for the US equity market. Towards the end of the quarter we started to rebuild some emerging market short positions in line with our comments in our annual letter.

Michael C. Aronstein	Michael Shaoul
President	Chairman

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against loss in a declining market.

The information provided herein represents the opinion of the Adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in smaller companies which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested, however a mutual fund investor’s risk is limited to the amount invested in a fund. The Fund may also use options and future contracts, which may have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

Hedge Funds involve a high degree of risk, often engage in leveraging and other speculative investment practices that may increase the risk of investment loss, can be highly illiquid, are not required to provide periodic pricing or valuation information to investors, may involve complex tax structures and delays in distributing important tax information, are not subject to the same regulatory requirements as mutual funds and often charge high fees which may offset any trading profits.

Interbank Rate: Interest rate charged on short-term loans made between banks. Case-Shiller Index: U.S. National Home Price Index is a composite of single-family home price indices for the nine U.S. Census divisions. Nominal Earnings: Earnings that have not been adjusted for inflation and decreasing purchasing power. Return on Capital: A measure of how effectively a company uses money (borrowed or owned) invested in its operations. A Basis Point is one hundredth of one percent (0.01%). Cash Flow Yield is an indicator of the return expected per share of stock. It equals free cash flow per share dividend by the current market price per share.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Current and future portfolio holdings are subject to risk.

The Marketfield Fund is distributed by Quasar Distributors, LLC.

MARKETFIELD FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/10 – 12/31/10).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within sixty days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees and dividends on short positions. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Marketfield Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/10	12/31/10	7/1/10 – 12/31/10*
Actual**	$1,000.00	$1,128.90	$14.01
Hypothetical (5% return before expenses)***	$1,000.00	$1,012.05	$13.24

*
Expenses, including dividends and interest expense on short positions, are equal to the Fund’s annualized expense ratio of 2.61%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**	Excluding dividends and interest expense on short positions, your actual cost of investing in the Fund would be $9.39.
***	Excluding dividends and interest expense on short positions, your hypothetical cost of investing in the Fund would be $8.89.

MARKETFIELD FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is capital appreciation and income. The Fund seeks to achieve its investment objective by investing primarily in common and preferred stocks and other equity instruments, bonds and other fixed- income securities, and other investment companies, including exchange-traded funds (“ETFs”) and money market funds in proportions consistent with the Adviser’s evaluation of their expected risks and returns. In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macro economic level, anticipated inflation and interest rates, consumer risk and the Adviser’s perception of the outlook of the capital markets as a whole. The Fund’s assets may be allocated between equity securities and fixed-income securities at the discretion of the Adviser. The Fund’s allocation of portfolio assets as of December 31, 2010 is shown below.

Allocation of Portfolio Assets
% of Net Assets

Average Annual Returns as of December 31, 2010

			Since Inception
	One Year	Three Years	(7/31/07)
Marketfield Fund	14.32%	9.30%	9.30%
S&P 500 Index	15.06%	(2.86)%	(2.00)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-236-4298. The Fund imposes a 1.00% redemption fee on shares held sixty days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

(continued)

MARKETFIELD FUND
Investment Highlights (continued)
(Unaudited)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

Growth of $25,000 Investment

* Inception Date

MARKETFIELD FUND
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS 71.90%

Administrative and Support Services 1.14%
OpenTable, Inc.(a)	70,200	$4,947,696

Air Transportation 2.64%
JetBlue Airways Corp.(a)	538,500	3,559,485
United Continental Holdings, Inc.(a)	169,800	4,044,636
US Airways Group, Inc.(a)(c)	382,900	3,832,829
		11,436,950
Chemical Manufacturing 3.40%
BASF SE(d)	102,300	8,161,252
EI du Pont de Nemours & Co.	132,600	6,614,088
		14,775,340
Computer and Electronic Product Manufacturing 3.83%
Activision Blizzard, Inc.	524,000	6,518,560
Cypress Semiconductor Corp.(a)	281,000	5,220,980
Infineon Technologies AG(d)	527,600	4,909,169
		16,648,709
Construction of Buildings 2.63%
DR Horton, Inc.	309,600	3,693,528
Standard Pacific Corp.(a)	929,000	4,273,400
Toll Brothers, Inc.(a)	181,600	3,450,400
		11,417,328
Credit Intermediation and Related Activities 1.73%
American Express Co.	141,400	6,068,888
KeyCorp	160,000	1,416,000
		7,484,888
Data Processing, Hosting & Related Services 1.90%
Google, Inc.(a)(c)	13,900	8,256,183

Electrical Equipment, Appliance, and Component Manufacturing 2.22%
Baldor Electric Co.	93,400	5,887,936
Corning, Inc.	193,000	3,728,760
		9,616,696
Electronics and Appliance Stores 1.00%
Electrolux AB(d)	153,376	4,355,686

Food and Beverage Stores 1.15%
Whole Foods Market, Inc.(a)(c)	99,000	5,008,410

Food Manufacturing 1.21%
HJ Heinz Co.(c)	106,300	5,257,598

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Investments (continued)
December 31, 2010

	Shares	Value
Food Services and Drinking Places 2.11%
Chipotle Mexican Grill, Inc.(a)	23,700	$5,040,042
McDonald’s Corp.	53,700	4,122,012
		9,162,054
Forestry and Logging 1.06%
Weyerhaeuser Co.	243,600	4,611,348

General Merchandise Stores 2.44%
Costco Wholesale Corp.(c)	74,800	5,401,308
Wal-Mart de Mexico SAB de CV(a)(d)	1,800,000	5,144,837
		10,546,145
Machinery Manufacturing 11.02%
Alfa Laval AB(d)	213,573	4,499,683
Baker Hughes, Inc.	76,900	4,396,373
Cummins, Inc.	68,100	7,491,681
Deere & Co.(c)	77,400	6,428,070
Gardner Denver, Inc.	70,200	4,831,164
General Electric Co.	349,000	6,383,210
Sandvik AB(d)	239,400	4,666,514
WW Grainger, Inc.(c)	66,000	9,115,260
		47,811,955
Management of Companies and Enterprises 1.67%
Huntington Bancshares, Inc.	1,052,000	7,227,240

Mining (except Oil and Gas) 1.18%
Thompson Creek Metals Co., Inc.(a)(d)	346,000	5,093,120

Motion Picture and Sound Recording Industries 1.68%
Walt Disney Co.(c)	194,500	7,295,695

Nonstore Retailers 1.73%
Amazon.com, Inc.(a)(c)	41,800	7,524,000

Oil and Gas Extraction 1.35%
BASF SE — ADR	19,500	1,559,220
Continental Resources, Inc.(a)	73,300	4,313,705
		5,872,925
Other Information Services 1.23%
Baidu, Inc. — ADR(a)	55,200	5,328,456

Paper Manufacturing 0.81%
Kimberly-Clark Corp.	55,700	3,511,328

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Investments (continued)
December 31, 2010

	Shares	Value
Petroleum and Coal Products Manufacturing 3.65%
ConocoPhillips	65,000	$4,426,500
Sunoco, Inc.(c)	170,800	6,884,948
Valero Energy Corp.	195,000	4,508,400
		15,819,848
Professional, Scientific, and Technical Services 1.67%
International Business Machines Corp.(c)	49,500	7,264,620

Publishing Industries (except Internet) 1.91%
Intuit, Inc.(a)(c)	89,000	4,387,700
SAP AG — ADR	77,400	3,917,214
		8,304,914
Rail Transportation 1.85%
Union Pacific Corp.	86,700	8,033,622

Real Estate 0.90%
Grubb & Ellis Co.(a)	500,000	635,000
The St. Joe Co.(a)	150,700	3,292,795
		3,927,795
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 0.75%
KKR Financial Holdings LLC	350,600	3,260,580
Shariah Capital, Inc.(b)(e)	19,600	—
		3,260,580
Support Activities for Transportation 1.58%
CH Robinson Worldwide, Inc.	85,700	6,872,283

Telecommunications 0.41%
AT&T, Inc.	59,900	1,759,862

Transportation Equipment Manufacturing 7.04%
Daimler AG(a)(d)	102,300	6,913,434
Daimler AG(a)(d)	31,700	2,148,973
Eaton Corp.	48,500	4,923,235
Ford Motor Company(a)	441,700	7,416,143
Honda Motor Co., Ltd. — ADR	115,600	4,566,200
MAN SE(d)	38,200	4,542,673
		30,510,658
Truck Transportation 3.01%
JB Hunt Transport Services, Inc.	93,900	3,832,059
Landstar System, Inc.	104,200	4,265,948
Old Dominion Freight Line, Inc.(a)	154,700	4,948,853
		13,046,860
TOTAL COMMON STOCKS (Cost $264,911,741)		311,990,792

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Investments (continued)
December 31, 2010

	Shares	Value
EXCHANGE TRADED FUNDS 9.44%
iShares Dow Jones U.S. Transportation Average Index Fund(c)	119,700	$11,050,704
iShares Dow Jones U.S. Home Construction Index Fund	176,500	2,326,270
iShares MSCI Mexico Investable Market Index Fund	103,200	6,390,144
Market Vectors - Agribusiness ETF(c)	104,700	5,605,638
SPDR S&P Homebuilders ETF	234,800	4,083,172
SPDR S&P Retail ETF(c)	238,400	11,529,024
TOTAL EXCHANGE TRADED FUNDS (Cost $34,894,114)		40,984,952

PURCHASED OPTIONS 0.15%
KB Home
Expiration: January, 2011, Exercise Price: $14.000	4,000	204,000
SPDR S&P Retail ETF
Expiration: January, 2011, Exercise Price: $48.000	4,100	434,600
TOTAL PURCHASED OPTIONS (Cost $501,386)		638,600

	Principal
	Amount
SHORT-TERM INVESTMENTS 16.86%
AIM STIT — Treasury Portfolio	$73,161,280	73,161,280
TOTAL SHORT-TERM INVESTMENTS (Cost $73,161,280)		73,161,280
Total Investments (Cost $373,468,521) 98.35%		426,775,624
Other Assets in Excess of Liabilities 1.65%		7,144,930
TOTAL NET ASSETS 100.00%		$433,920,554

Percentages are stated as a percent of net assets.

ADR  American Depositary Receipt
(a)	Non-income producing security.
(b)
The Adviser has determined these securities to be illiquid. The total value of illiquid securities at December 31, 2010 was $0, comprising 0% of net assets, while the remainder of the Fund’s net assets, 100% were liquid.

(c)	All or a portion of this security is pledged as collateral for short positions.
(d)	Foreign security.
(e)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Securities Sold Short
December 31, 2010

	Shares	Value
Credit Suisse Group AG(2)	80,200	$3,240,882
Deutsche Bank AG(2)	94,100	4,897,905
ICICI Bank Ltd.(2)	83,200	4,213,248
iShares MSCI Australia Index Fund(1)	74,800	1,902,912
iShares MSCI Brazil Index Fund(1)	193,300	14,961,420
iShares MSCI Emerging Markets Index Fund(1)	357,000	17,000,340
Market Vectors — Gold Miners ETF(1)	107,900	6,632,613
Petroleo Brasileiro SA(2)	112,900	4,272,136
Societe Generale(2)	155,400	8,352,182
Teck Resources Ltd.(2)	95,200	5,886,216
Travelers Companies, Inc.	137,600	7,665,696
UBS AG(2)	183,700	3,025,539
Total Securities Sold Short (Proceeds $78,178,644)		$82,051,089

(1)	Exchange-Traded Fund
(2)	Foreign security

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments, at value (cost $373,468,521)	$426,775,624
Deposit for short sales at broker	83,143,387
Receivable for Fund shares issued	6,971,908
Dividends and interest receivable	297,495
Other assets and prepaid expenses	23,636
Total Assets	517,212,050

Liabilities
Securities sold short, at value (proceeds $78,178,644)	82,051,089
Payable for investments purchased	431,377
Payable to Adviser	517,038
Payable for Fund shares redeemed	43,588
Payable to affiliates	89,303
Dividends payable on short positions	101,559
Accrued expenses and other liabilities	57,542
Total Liabilities	83,291,496

Net Assets	$433,920,554

Net Assets Consist Of:
Paid-in capital	$389,815,513
Accumulated net investment loss	(92,374)
Accumulated net realized loss	(5,226,143)
Net unrealized appreciation (depreciation) on:
Investments	53,169,889
Foreign currency translation	(11,100)
Purchased options	137,214
Securities sold short	(3,872,445)
Net Assets	$433,920,554

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	32,089,833
Net asset value, redemption price and offering price per share(1)	$13.52

(1)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

Year Ended
December 31, 2010
Investment Income
Dividend income(1)	$5,299,070
Interest income	86,042
Total Investment Income	5,385,112

Expenses
Advisory fees	3,589,539
Dividends on short positions	1,365,800
Interest expense	329,935
Administration fees	259,085
Fund accounting fees	83,540
Legal fees	57,098
Custody fees	56,556
Audit and tax fees	42,649
Federal and state registration fees	40,207
Transfer agent fees and expenses	39,057
Reports to shareholders	28,945
Chief Compliance Officer fees and expenses	8,035
Trustees’ fees and related expenses	7,348
Other expenses	127,745
Total Expenses	6,035,539
Expense Recovery by Adviser (Note 4)	266,411
Net Expenses	6,301,950
Net Investment Loss	(916,838)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	4,838,555
Foreign currency translation	(66,398)
Purchased options	(2,354,597)
Written options	509,868
Futures contracts closed	(11,527)
Short transactions	(6,781,479)
Net realized loss on Investments	(3,865,578)
Change in net unrealized appreciation (depreciation) on:
Investments	39,564,605
Foreign currency translation	(9,899)
Purchased options	135,014
Short transactions	(4,144,960)
Net Realized and Unrealized Gain on Investments	31,679,182
Net Increase in Net Assets from Operations	$30,762,344

(1)	Net of withholding taxes of $25,119.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Changes in Net Assets

		Period from
	Year Ended	June 1, 2009 to	Year Ended
	December 31, 2010	December 31, 2009	May 31, 2009
From Operations
Net investment loss	$(916,838)	$(407,561)	$(130,355)
Net realized gain (loss) from:
Investments	4,838,555	4,258,075	(6,971,137)
Foreign currency translation	(66,398)	583	(886)
Purchased options	(2,354,597)	(58,883)	(359,270)
Written options	509,868	—	—
Futures contracts closed	(11,527)	2,279,172	231,108
Short transactions	(6,781,479)	(2,294,176)	2,769,310
Net realized gain (loss) before income taxes	(3,865,578)	4,184,771	(4,330,875)
Income tax expense	—	(132,908)	—
Net realized gain (loss) on investments	(3,865,578)	4,051,863	(4,330,875)
Change in net unrealized appreciation
(depreciation) on:
Investments	39,564,605	7,139,786	6,124,467
Foreign currency translation	(9,899)	(681)	(844)
Purchased options	135,014	(38,283)	40,483
Futures contracts	—	(1,082,702)	1,082,702
Short transactions	(4,144,960)	439,915	(239,758)
Net increase in net assets from operations	30,762,344	10,102,337	2,545,820

From Distributions
Net investment income	(128,189)	—	(12,136)
Net realized gains	(475,429)	—	—
Net decrease in net assets resulting from
distributions paid	(603,618)	—	(12,136)

From Capital Share Transactions
Proceeds from shares sold	378,118,813	50,230,973	36,334,850
Net asset value of shares issued in
reinvestment of distributions to shareholders	601,755	—	11,978
Payments for shares redeemed*	(73,461,286)	(4,874,928)	(7,520,041)
Net increase in net assets from capital share
transactions	305,259,282	45,356,045	28,826,787
Total Increase in Net Assets	335,418,008	55,458,382	31,360,471

Net Assets:
Beginning of period	98,502,546	43,044,164	11,683,693
End of period	$433,920,554	$98,502,546	$43,044,164
Accumulated net investment income (loss)	$(92,374)	$(131,518)	$5,435
* Net of redemption fees of	$18,706	$1,127	$6,519

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

			Period from
	Year Ended		June 1, 2009 to		Year Ended		Period Ended
	December 31, 2010		December 31, 2009		May 31, 2009		May 31, 2008(1)
Net Asset Value, Beginning of Period	$11.84		$10.18		$10.76		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.06)		(0.03)		(0.05)
Net realized and unrealized
gain (loss) on investments	1.75		1.72		(0.55)		0.81
Total from Investment Operations	1.71		1.66		(0.58)		0.76

Less distributions paid:
From Net Investment Income	(0.01)		—		—		—
From net realized gain on investments	(0.02)		—		(0.00	)(8)	—
Total distributions paid	(0.03)		—		(0.00	)(8)	—
Paid-in capital from redemption fees (Note 2)	0.00	(8)	0.00	(8)	0.00	(8)	—
Net Asset Value, End of Period	$13.52		$11.84		$10.18		$10.76
Total Return(2)	14.32%		16.40%		(5.36)%		7.60%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$433,921		$98,503		$43,044		$11,684
Ratio of expenses to average net assets:
Before waivers, reimbursements and
recoupments of expenses(3)	2.35	%(4)	2.58	(5)	2.67	%(4)	5.98	%(4)
After waivers, reimbursements and
recoupments of expenses(3)	2.46	%(4)	2.43	%(5)	2.24	%(4)	2.97	%(4)
Ratio of net investment loss to average net assets:
Before waivers, reimbursements and
recoupments of expenses(3)	(0.25	)%(6)	(1.48	)%(7)	(0.92	)%(6)	(4.33	)%(6)
After waivers, reimbursements and
recoupments of expenses(3)	(0.36	)%(6)	(1.33	)%(7)	(0.49	)%(6)	(1.32	)%(6)
Portfolio turnover rate(2)	159.31%		78.10%		226.79%		123.43%

(1)	The Fund commenced operations on July 31, 2007.
(2)	Not annualized for periods less than a full year.
(3)	Annualized for periods less than one year.
(4)
The ratio of expenses to average net assets includes dividends and interest expense on short positions. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends and interest expense on short positions were 1.64% and 1.75%, 2.24% and 1.81%, and 5.01% and 2.00%, for the years ended December 31, 2010 and May 31, 2009 and the period ended May 31, 2008, respectively.

(5)
The ratio of expenses to average net assets includes dividends on short positions and tax expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and tax expense were 1.90% and 1.75%, respectively.

(6)	The net investment loss ratios include dividends and interest expense on short positions.
(7)	The net investment loss ratios include dividends on short positions and tax expense.
(8)	Rounds to less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Notes to Financial Statements
December 31, 2010

(1)  Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Marketfield Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation and income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on July 31, 2007. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Marketfield Asset Management, LLC (the “Adviser”).

(2)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)  Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Foreign securities are valued at the last current sale price on the principal exchange.  As a result, it is possible that the value of foreign securities may be materially affected by events occurring before the Fund’s pricing time (close of the New York Stock Exchange) but after the close of the primary market or exchange on which the security is traded.  Securities for which market quotations have been materially affected by events occurring before the close of NYSE but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Trust’s Board of Trustees.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2010

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. During the year ended December 31, 2010, no securities were transferred into or out of Level 1 or 2.

The following is a summary of the inputs used in valuing the Fund’s investments carried at fair value as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stock	$311,990,792	$—	$0	$311,990,792
Exchange Traded Fund	40,984,952	—	—	40,984,952
Total Equity	352,975,744	—	0	352,975,744
Purchases Options	638,600	—	—	638,600
Short-Term Investments	73,161,280	—	—	73,161,280
Total Investments in Securities	$426,775,624	$—	$0	$426,775,624
Liabilities:
Securities sold short	$82,051,089	$—	$—	$82,051,089

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2010

Description	Investments in Securities*
Balance as of December 31, 2009	$25,480
Acquisition/Purchase	—
Sales	—
Realized gain	—
Change in unrealized appreciation (depreciation)(1)	(25,480)
Balance as of December 31, 2010	$0

(1)	Included in the net change of unrealized appreciation (depreciation) on investment in the Statement of Operations.
*	Reconciliation represents the Fund’s investment in Shariah Capital, Inc.

The Fund may invest in options, futures contracts and options on futures contracts as a principal investment strategy.  Derivatives, such as options, futures contracts and options on futures, may allow the Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments.  The Fund may invest in derivatives for hedging purposes, but the investments may not be effective as a hedge against price movements and may limit the potential for growth in the value of Fund shares.  Certain types of derivatives may create leverage insofar as the Fund may receive returns (or suffer losses) that exceed the initial amounts that the Fund invested in connection with the derivatives. The use of derivatives can result in losses or gains to the Fund that exceed the amount the Fund would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Fund.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value
Purchased Options	Assets, Investments at Value	$638,600
Total		$638,600

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
	Net realized gain (loss) on
Purchased options	purchased options	$(2,354,597)
	Net realized gain (loss) on
Written options	option written	509,868
	Net realized gain (loss) on
Futures Contracts	futures contracts closed	(11,527)
Total		$(1,856,256)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
	Change in net unrealized
	appreciation (depreciation)
Purchased options	on purchased options	$135,014
Total		$135,014

(b)  Foreign Securities

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2010

items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

(c)  Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

At December 31, 2010, the Fund’s deposit for short sales at broker was with Barclays Capital Prime Services. The Adviser determined, based on information available at the time, that the creditworthiness of Barclays PLC long-term and short-term debt is satisfactory. However, there is no guarantee that the Adviser’s determination is correct or will remain accurate. The Fund’s deposit for short sales at broker was $83,143,387 and in excess of margin requirements covering the Fund’s liability for securities sold short of $82,051,089. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(d)  Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period in the event the option is exercised.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2010

When the Fund purchases an option, the Fund pays a non-refundable premium to the seller (writer) of the option. The Fund includes the premium paid in the Statement of Assets and Liabilities as an equivalent asset. The amount of the asset is subsequently marked to market to reflect the current value of the option purchased.

Options expose the Fund to counterparty credit risk. The Fund will not enter into these transactions unless it owns either 1) an offsetting position in securities or other options or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover potential obligations.

Transactions in options written during the year ended December 31, 2010 were as follows:

Call Options
	Contracts	Premiums
Outstanding, beginning of period	—	$—
Options written	12,300	3,031,376
Options terminated in closing transactions	(12,300)	(3,031,376)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	—	$—

(e)  Futures

The Fund may enter into futures contracts trades on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash at least equal to the daily fluctuation of value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for the futures contacts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents, or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in securities or 2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations.

(f)   Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Due to significant non-qualifying income earned by the Fund on its investments in futures on commodities and other financial instruments for the period from June 1, 2009 to December 31, 2009, the Fund failed to qualify as a regulated investment company (“RIC”) and was therefore treated as a C corporation. In order to re-qualify as a RIC, the Fund must distribute, prior to the end of its first new RIC year, all of its earning and profits accumulated in a non-RIC taxable year. During 2010, Marketfield complied with the requirements of subchapter M of the Internal Revenue code necessary to qualify as a RIC in 2010, including distributing earnings and profits

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2010

accumulated as of December 31, 2009. As such, Marketfield met the requirements to once again qualify as a RIC beginning with its 2010 tax year.

(g)  Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Due to its C corporation status for the period from June 1, 2009 to December 31, 2009, the Fund was required to distribute its accumulated C corporation profits by the end of 2010 in order to re-establish RIC status for 2010. The amount of accumulated C corporation profits distributed in 2010 was $603,618, all of which was distributed as ordinary income for tax purposes.

(h)  Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)   Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held sixty days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. The Fund retained redemption fees of $6,519 and $1,127 during the year ended May 31, 2009 and the period from June 1, 2009 to December 31, 2009, respectively. During the year ended December 31, 2010, the Fund retained $18,706 of redemption fees.

(j)   Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(k)  Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  Federal Tax Matters

Distributions paid to shareholders for the periods ended were as follows:

	Ordinary Income	Long-term Capital Gains
May 31, 2009	$8,476	$3,660
June 1, 2009 to December 31, 2009	$—	$—
December 31, 2010	$603,618	$—

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2010

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Tax cost of investments	$374,618,647
Unrealized appreciation	57,972,860
Unrealized depreciation	(5,815,883)
Net unrealized appreciation	52,156,977
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains	(8,051,936)
Total accumulated gains	$44,105,041

The difference between book basis and tax basis of investments is attributable mainly to deferral of losses on wash sales and mark-to-market adjustments on passive foreign investment companies.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments and relate primarily to reclassification of the character of total distributable earnings from capital to ordinary:

Undistributed Net Investment Income (Loss)	$1,559,600
Accumulated Net Realized Gain (Loss)	$(773,808)
Paid-in Capital	$(785,792)

At December 31, 2010, the following funds deferred, on a tax basis, post-October losses of:

Currency	Capital
$(36,857)	$(32,176)

At December 31, 2010, the Fund had accumulated net realized capital loss carryover of $3,949,806, which will expire on December 31, 2018.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2010. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in the fiscal year 2010. At December 31, 2010, tax years that remain open to examination in the Fund’s major tax jurisdictions include the years ended May 31, 2008, May 31, 2009, December 31, 2009 and December 31, 2010.

(4)  Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.40% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through August 31, 2012 and for an indefinite period thereafter at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s total operating expenses (excluding income tax expenses, dividends on short positions and acquired fund fees and expenses) do not exceed 1.75% of the Fund’s average daily net assets (the “Expense Limitation Cap”). For the year ended December 31, 2010, expenses of $266,411 previously waived by the Adviser were recouped by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2010

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

December 31, 2013	$ 41,523

(5)  Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter. The Chief Compliance Officer is also an employee of the Administrator. For the year ended December 31, 2010 the Fund was allocated $8,035 of the Trust’s Chief Compliance Officer fee.

(6)  Capital Share Transactions

Transactions in shares of the Fund were as follows:

		Period from
	Year Ended	June 1, 2009 to	Year Ended
	December 31, 2010	December 31, 2009	May 31, 2009
Shares sold	29,637,219	4,534,712	3,990,452
Shares reinvested	47,956	—	1,356
Shares redeemed	(5,911,862)	(446,895)	(848,857)
Net increase	23,773,313	4,087,817	3,142,951

(7)  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended December 31, 2010, were $568,557,575 and $338,790,263, respectively.

(8)  New Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Marketfield Fund and,
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marketfield Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the three periods in the period then ended and the financial highlights for each of the four periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the three periods in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
February 28, 2011

MARKETFIELD FUND
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 10, 2010 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between Marketfield Fund (the “Fund”), a series of the Trust, and Marketfield Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), for an additional one-year term ending August 31, 2011.

In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management personnel, comparative fee information relating to the Fund and a private fund managed by the Adviser that has an investment strategy similar to that of the Fund, and a summary detailing key provisions of the policies and procedures comprising the Adviser’s written compliance program and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  The Trustees noted that during the course of the prior year they had met with representatives of the Adviser in person.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for a one-year period ending August 31, 2011.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of Michael C. Aronstein, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and a summary detailing the key features of the compliance policies and procedures, and the Adviser’s marketing activity and commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with representatives of the Adviser in person to discuss the Fund’s performance and outlook, along with the marketing and compliance efforts made by the Adviser.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees reviewed and discussed the Adviser’s affiliation with Oscar Gruss & Sons, a broker-dealer that is the Adviser’s parent entity, and determined to continue to request that the Adviser refrain from using Oscar Gruss & Sons to execute portfolio transactions for the Fund.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance policies and procedures, were satisfactory and reliable.

MARKETFIELD FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (continued)

2.INVESTMENT PERFORMANCE OF THE ADVISER AND THE FUND.

The Trustees discussed the Fund’s performance for the one-month, one-year and year-to-date periods ended May 31, 2010, and the overall performance by the Adviser since the inception of the Fund on July 31, 2007.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the S&P 500 Index.  The Trustees also reviewed information on the historical performance of a private fund managed by the Adviser that has an investment strategy similar to that of the Fund.  The Trustees noted that the Fund significantly outperformed its benchmark index for each of these periods.  After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to a peer group of flexible portfolio funds, as constructed by data presented by Lipper, Inc., and the private fund managed by the Adviser, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had subsidized the Fund’s operations following the Fund’s inception and as of the present date had only partially recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage practices, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the meeting at which the Agreement was formally considered, as well as the in-person presentation made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.40% placed it in the fourth quartile of its peer group of flexible portfolio funds, and above the peer group median of 0.70%.  The Trustees noted that the Fund’s total expenses (net of fee waivers and expense reimbursements, and including dividends on short positions and acquired fund fees and expenses) of 1.814% placed it in the fourth quartile of flexible portfolio funds, and above the industry median for such funds of 1.125%.  The Trustees noted that the Adviser had agreed to limit the total operating expenses of the Fund (exclusive of income tax expenses, dividends on short positions and acquired fund fees and expenses) to 1.75% of the Fund’s average annual net assets, at least through August 31, 2012.  The Trustees then compared the fees paid by the Fund to the fees paid by a private fund managed by the Adviser with an investment strategy similar to that of the Fund and noted that the Fund’s total expenses were capped at a lower amount, but that the management fees were the same.

The Trustees concluded that the Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative performance and expense and management fee information.  The Trustees noted that the Adviser had achieved profitability in acting as investment adviser to the Fund and that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support the services to the Fund.

MARKETFIELD FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (continued)

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  The Trustees concluded that the Adviser’s management fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund, including the execution of trades of portfolio securities through Oscar Gruss & Sons.  The Trustees examined the brokerage practices of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.  However, the Trustees, based on their review of all relevant factors, determined to continue to request that the Adviser refrain from using Oscar Gruss & Sons to execute portfolio transactions on behalf of the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered all factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

MARKETFIELD FUND
Additional Information
(Unaudited)

Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-236-4298.

Independent Trustees

Number of
		Term of		Portfolios
	Position(s)	Office and		in Trust	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen	Directorships
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and Chair of Accounting,	27	Independent Trustee, USA
615 E. Michigan St.		Term; Since	Marquette University (2004–present);		MUTUALS (an open-end
Milwaukee, WI 53202		August 22,	Associate Professor of Accounting,		investment company with
Age: 55		2001	Marquette University (1996–2004).		two portfolios).

Gary A. Drska	Trustee	Indefinite	Captain, Midwest Airlines, Inc. (airline	27	Independent Trustee, USA
615 E. Michigan St.		Term; Since	company) (1986–Present); Director,		MUTUALS (an open-end
Milwaukee, WI 53202		August 22,	Flight Standards & Training (1990–1999).		investment company with
Age: 54		2001			two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Managing Director, Chief Administrative	27	Independent Trustee,
615 E. Michigan St.		Term; Since	Officer (“CAO”) and Chief Compliance		Gottex Multi-Asset
Milwaukee, WI 53202		October 23,	Officer (“CCO”), Granite Capital		Endowment Fund complex
Age: 67		2009	International Group, L.P. (an investment		(three closed-end
			management firm) (1994–Present); Vice		investment companies);
			President, Secretary, Treasurer and CCO		Independent Trustee,
			of Granum Series Trust (an open-end		Gottex Multi-Alternatives
			investment company) (1997–2007);		Fund complex (three
			President, CAO and CCO, Granum		closed-end investment
			Securities, LLC (a broker-dealer)		companies).
(1997–2007).

MARKETFIELD FUND
Additional Information (continued)
(Unaudited)

Interested Trustee and Officers

Number of
		Term of		Portfolios
	Position(s)	Office and		in Trust	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen	Directorships
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice President, U.S. Bancorp	27	Trustee, Buffalo Funds
615 E. Michigan St.	President	Term; Since	Fund Services, LLC (1994–Present).		(an open-end investment
Milwaukee, WI 53202	and Trustee	August 22,			company with ten
Age: 48		2001			portfolios); Trustee, USA
MUTUALS (an open-end
investment company with
two portfolios).

John Buckel	Vice President,	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer and	Term; Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 10,	(2004–present); UMB Investment
Age: 53	Accounting	2008 (Vice	Services Group (2000–2004).
	Officer	President);
Since
September 10,
2008
(Treasurer)

Robert M. Slotky	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Chief	Term; Since	Fund Services, LLC (2001–Present).
Milwaukee, WI 53202	Compliance	January 26,
Age: 63	Officer and	2011
Anti-Money
Laundering
Officer

Rachael A. Spearo	Secretary	Indefinite	Vice President and Legal Compliance	N/A	N/A
615 E. Michigan St.		Term; Since	Officer, U.S. Bancorp Fund Services,
Milwaukee, WI 53202		November 15,	LLC (2004–present).
Age: 31		2005

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund Administrator, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Fund Services, LLC (2002–present).
Milwaukee, WI 53202		January 10,
Age: 36		2008

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-888-236-4298. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-888-236-4298, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management, LLC
292 Madison Avenue
14th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 5, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph. D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$25,000	$34,300
Audit-Related Fees	0	0
Tax Fees	$4,900	$4,740
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed August 5, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)  Trust for Professional Managers

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date   3/3/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date   3/3/2011

By (Signature and Title)      /s/ John Buckel
John Buckel, Treasurer

Date   3/3/2011